EXHIBIT 21

Subsidiaries of the Company

Subsidiary	Jurisdiction of Incorporation or Formation

1517267 BC ULC	British Columbia
30 West Pershing, LLC	Missouri
Adelaar Developer II, LLC	Delaware
Adelaar Developer, LLC	Delaware
Atlantic - EPR I	Delaware
Atlantic - EPR II	Delaware
Blankenbaker X, LLC	Indiana
Brandywine X, LLC	Indiana
Burbank Village, Inc.	Delaware
Burbank Village, L.P.	Delaware
Calypso Property LP	Quebec
Cantera 30, Inc.	Delaware
Cantera 30 Theatre, L.P.	Delaware
Catskill Resorts TRS, LLC	Delaware
CLP Northstar Commercial, LLC	Delaware
CLP Northstar, LLC	Delaware
Columbia Screens TRS I, LLC	Delaware
Early Childhood Education, LLC	Delaware
Early Education Capital Solutions, LLC	Delaware
ECE I, LLC	Delaware
ECE II, LLC	Delaware
Education Capital Solutions, LLC	Delaware
EPR Accommodations, LLC	Delaware
EPR Ambassador Holdings, LLC	Delaware
EPR Apex, Inc.	Delaware
EPR Brews, LLC	Delaware
EPR Camelback, LLC	Delaware
EPR Canada, Inc.	Missouri
EPR Concord II, L.P.	Delaware
EPR Excavate, LLC	Delaware
EPR Experience, LLC	Delaware
EPR Fitness, LLC	Delaware
EPR Fitness II, LLC	Delaware
EPR Gaming Properties, LLC	Delaware
EPR Go Zone Holdings, LLC	Delaware
EPR Hospitality, LLC	Delaware
EPR International, Inc.	Maryland
EPR Karting, LLC	Delaware
EPR Links, LLC	Delaware
EPR Links DP, LLC	Delaware
EPR Links DP I, LLC	Delaware
EPR Links DP II, LLC	Delaware
EPR Links DP III, LLC	Delaware
EPR Links DP IV, LLC	Delaware
EPR Links DP V, LLC	Delaware

EPR Lodging, LLC	Delaware
EPR Louisiana TRS, Inc.	Delaware
EPR Marinas, LLC	Delaware
EPR Mountain, LLC	Delaware
EPR North Finance Trust	Ontario
EPR North Fitness, LLC	Delaware
EPR North GP ULC	British Columbia
EPR North Holdings GP ULC	British Columbia
EPR North Holdings LP	Ontario
EPR North Properties LP	Ontario
EPR North Trust	Kansas
EPR North US GP Trust	Delaware
EPR North US LP	Delaware
EPR NP Holdco ULC	British Columbia
EPR PA TRS, Inc.	Delaware
EPR Parks, LLC	Delaware
EPR Parks II, LLC	Delaware
EPR Resorts, LLC	Delaware
EPR Resorts Financing, LLC	Delaware
EPR Springs, LLC	Delaware
EPR Springs II, LLC	Delaware
EPR St. Petes TRS, Inc.	Delaware
EPR Thornton Holdings, Inc.	Delaware
EPR TRS Holdings, Inc.	Missouri
EPR TRS I, Inc.	Missouri
EPR TRS II, Inc.	Missouri
EPR TRS III, Inc.	Missouri
EPR TRS IV, Inc.	Missouri
EPR Tuscaloosa, LLC	Delaware
EPR Water, LLC	Delaware
EPR VC Acquisition, ULC	British Columbia
EPR Wisconsin TRS, Inc.	Delaware
EPT 301, LLC	Missouri
EPT 909, Inc.	Delaware
EPT Aliso Viejo, Inc.	Delaware
EPT Arroyo, Inc.	Delaware
EPT Auburn, Inc.	Delaware
EPT Biloxi, Inc.	Delaware
EPT Boise, Inc.	Delaware
EPT Chattanooga, Inc.	Delaware
EPT Columbiana, Inc.	Delaware
EPT Concord II, LLC	Delaware
EPT Concord, LLC	Delaware
EPT Davie, Inc.	Delaware
EPT Deer Valley, Inc.	Delaware
EPT DownREIT II, Inc.	Missouri
EPT DownREIT, Inc.	Missouri
EPT East, Inc.	Delaware
EPT Firewheel, Inc.	Delaware
EPT First Colony, Inc.	Delaware

EPT Fresno, Inc.	Delaware
EPT Gulf Pointe, Inc.	Delaware
EPT Hamilton, Inc.	Delaware
EPT Hattiesburg, Inc.	Delaware
EPT Huntsville, Inc.	Delaware
EPT Hurst, Inc.	Delaware
EPT Indianapolis, Inc.	Delaware
EPT Kenner, LLC	Delaware
EPT Kenner Tenant, LLC	Delaware
EPT Lafayette, Inc.	Delaware
EPT Lawrence, Inc.	Delaware
EPT Leawood, Inc.	Delaware
EPT Little Rock, Inc.	Delaware
EPT Macon, Inc.	Delaware
EPT Mad River, Inc.	Missouri
EPT Manchester, Inc.	Delaware
EPT Melbourne, Inc.	Missouri
EPT Mesa, Inc.	Delaware
EPT Mesquite, Inc.	Delaware
EPT Modesto, Inc.	Delaware
EPT Mount Snow, Inc.	Delaware
EPT New Roc GP, Inc.	Delaware
EPT New Roc, LLC	Delaware
EPT Nineteen, Inc.	Delaware
EPT Pensacola, Inc.	Missouri
EPT Pompano, Inc.	Delaware
EPT Raleigh Theatres, Inc.	Delaware
EPT Ski Properties, Inc.	Delaware
EPT Slidell, Inc.	Delaware
EPT South Barrington, Inc.	Delaware
EPT Twin Falls, LLC	Delaware
EPT Virginia Beach, Inc.	Delaware
EPT Waterparks, Inc.	Delaware
EPT White Plains, LLC	Delaware
EPT Wilmington, Inc.	Delaware
ERC Opportunity, LLC	Delaware
Flik Depositor, Inc.	Delaware
Flik, Inc.	Delaware
Foothill Ranch Screens TRS I, LLC	Delaware
GE EPR Warrens HoldCo Lessee, LLC	Delaware
GE EPR Warrens HoldCo Owner, LLC	Delaware
International Building Condominium Association, Inc.	Missouri
Kanata Entertainment Holdings, Inc.	New Brunswick
Kozy Rest EPR-NG Lessor, LLC	Delaware
Kozy Rest EPR-NG Lessee, LLC	Delaware
Kozy Rest PropCo, LLC	Delaware
Kozy Rest Lessee, LLC	Delaware
Kozy Rest Lessor, LLC	Delaware
McHenry FFE, LLC	Delaware
Megaplex Four, Inc.	Missouri

Megaplex Nine, Inc.	Missouri
Mississauga Entertainment Holdings, Inc.	New Brunswick
New Albany Screens TRS I, LLC	Delaware
New Roc Associates, L.P.	New York
Northgate X, LLC	Indiana
Oakville Entertainment Holdings, Inc.	New Brunswick
Richmond Screens TRS I, LLC	Delaware
Tampa Veterans 24, Inc.	Delaware
Tampa Veterans 24, L.P.	Delaware
Theatre Sub, Inc.	Missouri
Warrenville Screens TRS I, LLC	Delaware
ValCal EPR GP Inc.	Quebec
Valcartier Property LP	Quebec
WestCol Center, LLC	Delaware
Whitby Entertainment Holdings, Inc.	New Brunswick